         Exhibit 10.8

ALLIANCE FIBER OPTIC PRODUCTS, INC.
2000 STOCK INCENTIVE PLAN
STOCK OPTION AGREEMENT

                 AllianceFiber Optic Products, Inc. (the “Company”) hereby grants an option to purchase Shares of its Common Stock to the optionee named below on the terms and conditions set forth in this cover sheet, the Company’s 2000 Stock Incentive Plan, and the attachment (together, the “Stock Option Agreement”):

      Grant Number

      Date of Grant

      Vesting Commencement Date

      Exercise Price Per Share                    US$

      Total Number of Shares Granted

      Type of Option                                    __Incentive Stock Option
                                                                     __Nonqualified Stock Option

      Expiration Date

Exercise Schedule:

        The option granted hereunder may be exercised, in whole or in part, based on the vesting schedule as set forth below.

        Twenty-five percent (25%) of the shares subject to the option shall vest in the holder thereof on the one-year anniversary of the Vesting Commencement Date and an additional twenty-five percent (25%) of the shares subject to the option shall vest in the holder thereof at the end of each full year thereafter.

        By signing this cover sheet, you agree that this Stock Option Agreement is subject to the terms and conditions of this cover sheet, the attachment and the 2000 Stock Incentive Plan.

OPTIONEE	Alliance Fiber Optic Products, Inc
a Delaware corporation

By
Employee Name	Peter C. Chang, President

ALLIANCE FIBER OPTIC PRODUCTS, INC.
2000 STOCK INCENTIVE PLAN
STOCK OPTION AGREEMENT

                 AllianceFiber Optic Products, Inc. (the “Company”) hereby grants an option to purchase Shares of its Common Stock to the optionee named below on the terms and conditions set forth in this cover sheet, the Company’s 2000 Stock Incentive Plan, and the attachment (together, the “Stock Option Agreement”):

      Grant Number

      Date of Grant

      Vesting Commencement Date

      Exercise Price Per Share                    US$

      Total Number of Shares Granted

      Type of Option                                    __Incentive Stock Option
                                                                     __Nonqualified Stock Option

      Expiration Date

Exercise Schedule:

        The option granted hereunder may be exercised, in whole or in part, based on the vesting schedule as set forth below.

        One thirty-sixth (1/36) of the shares subject to the option shall vest in the holder thereof each month following the Vesting Commencement Date to be fully vested after 36 months.

        By signing this cover sheet, you agree that this Stock Option Agreement is subject to the terms and conditions of this cover sheet, the attachment and the 2000 Stock Incentive Plan.

OPTIONEE	Alliance Fiber Optic Products, Inc
a Delaware corporation

By
Employee Name	Peter C. Chang, President